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                                                                Exhibit 10.5

                         WAIVER AND AMENDMENT NO. 3 TO
                AMENDED AND RESTATED ACCOUNT PURCHASE AGREEMENT


          Waiver and Amendment No. 3, dated as of November 14, 1995 to Account Purchase Agreement dated as of December 21, 1992, and amended, restated and renamed as of April 25, 1994, and as further amended as of November 2, 1994 and June 1, 1995, by and among Hanover Direct, Inc., a Delaware corporation (the legal successor by merger to the Hanover Companies, a Nevada corporation) ("HDI"), Hanover Direct Pennsylvania, Inc. (f/k/a Hanover House Industries, Inc.,), a Pennsylvania corporation ("HDPI"), Brawn of California, a California corporation ("Brawn"), Gump's By Mail, Inc. a Delaware corporation ("Gump's By Mail"), Gump's Corp. (f/k/a/ GSF Acquisition Corp.), a California corporation ("GSF"), and Gump's Holdings, Inc., a Delaware corporation ("Gump's Holdings"), (HDI, HDPI, Brawn, Gump's By Mail, GSF and Gump's Holdings being hereinafter collectively referred to as "Hanover"), on the one hand, and General Electric Capital Corporation, a New York corporation ("GE Capital"), on the other hand (the "Account Purchase Agreement").

                             W I T N E S S E T H:

          WHEREAS, Hanover and GE Capital are parties to the Account Purchase Agreement and capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Account Purchase Agreement; and

          WHEREAS, Hanover has entered into certain financing arrangements, dated as of the date hereof, with Congress Financial Corporation ("Congress") pursuant to which Hanover will grant to Congress a security interest in certain assets of Hanover, including Hanover's rights in the Reserve Account, and in connection therewith certain existing liens in favor of other parties will be released.

          WHEREAS, Hanover anticipates that it will not be in compliance with certain financial covenants set forth in the Account Purchase Agreement at December 31, 1995, and has requested that GECC waive compliance currently with respect to such covenants.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and with the intent to be legally bound hereby, the parties hereto agree as follows:
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          I.  Amendments:

          1. The last sentence of Section 6.2 (as amended in Amendment No. 2 to the Account Purchase Agreement) shall be deleted, and the following shall be added at the end of the Section:

               During each Settlement Period thereafter the Required Reserved has been or shall be adjusted as described in Sections 6.4 and 6.5 below to an amount equal to the sum of (i) 15% of Eligible Indebtedness as of the relevant Billing Dates for each Billing Date on and after the date hereof, plus (ii) 100% of Ineligible Indebtedness as of such Billing Dates.

          2. Section 8.7 of the Account Purchase Agreement is hereby amended by deleting same in its entirety and substituting the following in lieu thereof:

               "8.7. Liens. Hanover shall not create or permit any Lien, in and to the Accounts in which GE Capital has an interest hereunder, the Indebtedness in which GE Capital has an interest hereunder, or the Reserve Account except presently existing or hereafter created Liens in favor of GE Capital and Liens created by or through GE Capital; provided, however, that Hanover may create in favor of Congress Financial Corporation a lien, junior in right and subject to the terms and conditions acceptable to GE Capital, in the Reserve Account.

          3. Sections 7.12 and 8.24 of the Account Purchase Agreement are hereby deleted in their entirety

          II. Waivers. GECC hereby waives compliance by Hanover with the provisions of Section 8.19 of the Account Purchase Agreement solely with respect to Section 4.1(e)(iii) and Section 4.1(e)(iv) as at December 31, 1995. This waiver shall not relate to any subsequent period.

          III. General.

          1. Except as specifically provided herein, the terms and conditions of the Account Purchase Agreement as amended herein shall continue in full force and effect and shall be fully binding on the parities hereto. Upon the execution of this Amendment, each reference in the Account Purchase Agreement to "this agreement," "hereunder," "hereof," or words of like import, shall mean and be a reference to the Agreement as amended hereby. In the event of any conflict between the terms of the Account Purchase Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.



















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          2.   This Amendment may be executed in two or more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed as of the date and year first stated above.

                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By:  /s/ Daniel W. Porter
                         ---------------------------------------------
                         Name: Daniel W. Porter
                         Title: VP and General Manager


                    HANOVER DIRECT, INC.


                    By:  /s/ Edward J. O'Brien
                         ---------------------------------------------
                         Name:  Edward J. O'Brien
                         Title: Senior Vice President and
                                   Treasurer


                    HANOVER DIRECT PENNSYLVANIA, INC.


                    By:  /s/ Edward J. O'Brien
                         ---------------------------------------------
                         Name:  Edward J. O'Brien
                         Title: Senior Vice President


                    BRAWN OF CALIFORNIA, INC.


                    By:  /s/  Edward J. O'Brien
                         ---------------------------------------------
                         Name:  Edward J. O'Brien
                         Title: Vice President


                    GUMP'S BY MAIL, INC.

                    By:  /s/ Edward J. O'Brien
                         ---------------------------------------------
                         Name:  Edward J. O'Brien
                         Title: Vice President



















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                    GUMP'S CORP.


                    By:  /s/  Edward J. O'Brien
                         ---------------------------------------------
                         Name:   Edward J. O'Brien
                         Title:  Vice President


                    GUMP'S HOLDINGS, INC.


                    By:  /s/  Edward J. O'Brien
                         ---------------------------------------------
                         Name:  Edward J. O'Brien
                         Title: Vice President















































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